Exhibit 3.27

NORTH CAROLINA

Department of The Secretary of State

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify that

TARGET TIRE, INC.

a corporation duly created, organized, and existing under the laws of the State of North Carolina, having been incorporated on the 18th day of November, 1969, with its period of duration being Perpetual, under the name AVALON TIRE AND AUTOMOTIVE CORP. and the following documents have been filed since that date:

Date	Event	Filed Document
11/18/1969	Creation Filing	Articles of Incorporation
8/20/1979	Name Change	Name Change Domestic
8/20/1979	Survivor	Articles of merger
6/27/1984	Name Change	Name Change Domestic
2/5/1992	Annual Report	Annual Report
7/9/1993	Amendment	Change of Address of Registered Office/Agent
7/9/1993	Annual Report	Annual Report
1/201994	Annual Report	Annual Report
2/3/1995	Annual Report	Annual Report
2/1/1996	Annual Report	Annual Report
2/27/1997	Annual Report	Annual Report
2/3/1998	Annual Report	Annual Report
3/30/1999	Survivor	Articles of merger
3/30/1999	Survivor	Articles of Merger
4/1/1999	Name Change	Corporation Name Change (Domestic)
7/2/1999	Annual Report	Annual Report
4/4/2000	Annual Report	Annual Report
4/9/2001	Annual Report	Annual Report
12/18/2001	Survivor	Articles of Merger
9/30/2002	Annual Report	Annual Report

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 29th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

Date	Event	Filed Document
12/3/2003	Annual Report	Annual Report
3/1/2004	Annual Report	Annual Report
10/11/2004	Amendment	Change of Address of Registered Office/Agent
3/4/2005	Annual Report	Annual Report

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 29th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

I, FURTHER certify that no record is found of other corporate documents having been filed since the 4th day of March, 2005.

I, FURTHER certify that the said corporation’s articles of incorporation are not suspended for failure to comply with the Revenue Act of the State of North Carolina; that the said corporation is not administratively dissolved for failure to comply with the provisions of the North Carolina Business Corporation Act; that its most recent annual report required by G.S. 55-16-22 has been delivered to the Secretary of State; and that the said corporation has not filed articles of dissolution as of the date of this certificate.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 29th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF INCORPORATION

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 18th day of November, 1969.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

ARTICLES OF INCORPORATION

OF

AVALON TIRE AND AUTOMOTIVE CORP.

We, the undersigned natural persons of the age of twenty-one (21) years or more, do hereby associate ourselves into a business corporation under the laws of the State of North Carolina, as contained in Chapter 55 of the General Statutes of North Carolina, entitled “Business Corporation Act”, and the several amendments thereto and to that end do hereby set forth:

1. The name of the Corporation is Avalon Tire and Automotive Corp.

2. The period of duration of the corporation shall be perpetual.

3. The purpose or purposes for which the corporation is organized are:

(a) To engage in the retail and wholesale sales of auto parts and accessories.

(b) To engage in the manufacture and sale and jobbing of automobile and truck tires as well as all other kinds of tires and all other rubber goods and automotive accessories.

(c) To engage in the buying and selling, at wholesale and retail, of automotive and other kinds and types of tires and similar products and the conducting of the general business of vulcanizing, reinforcing, rebuilding and repairing tires of all kinds and descriptions, and such other and further objects as may be necessary and incidental to the carrying on of such business including the buying and owning and otherwise acquiring of the necessary tools and equipment for the business and all matters and things related thereto.

(d) To buy and sell, manufacture and distribute, lease and otherwise deal in, wholesale and retail, new and used automobiles, vehicles, trucks, tractors, trailers, machinery, implements, equipment, accessories, and parts, and to render service in connection with the same.

(e) To purchase, hold, deal in, and sell all kinds of goods, wares and merchandise, either wholesale or retail.

(f) To engage in, conduct and operate any other business which may be deemed adapted, directly or indirectly, to add to the profits of the business of the corporation, or to increase the value of its profits.

(g) And in order to properly prosecute the objects and purposes above set forth, the corporation shall have full power and authority to purchase, lease and otherwise acquire, hold, mortgage, convey and otherwise dispose of all kinds of property, both real and personal, both in this State and in all other States Territories and dependencies of the United States; to purchase the business, good will and other property of any individual, firm or corporation as a going concern, and to assume all its debts, contracts and obligations, provided said business is authorized by the powers contained herein; to construct, equip, and maintain buildings, works, factories and plants; to install, maintain and operate all kinds of machinery and appliances; to operate same by hand, steam, water, electric or other motive power, and generally to perform all acts which may be deemed necessary or expedient for the proper and successful prosecution of the objects and purposes for which the corporation is created.

4. The aggregate number of shares which the corporation shall have authority to issue is 100,000 divided into one class. The designation of such class is common stock of the par value of $1.00 per share.

5. The minimum amount of consideration to be received for its shares, and with which the corporation shall commence business is $300.00.

6. The address of the initial registered office of the corporation is 2221 Lejeune Boulevard, Jacksonville, Onslow County North Carolina, and the name of the initial registered agent at such address is Leonard B. Stein.

7. The number of directors of the corporation shall be fixed by the by-laws, but shall not be less than the minimum number provided in North Carolina General Statutes 55-25 as presently written.

8. One person shall constitute the initial Board of Directors and the name and address of the person who is to serve as director until the first meeting of the shareholders or until his successor is elected and qualified subject to the provisions of the North Carolina General Statutes 55-25 is:

NAME	ADDRESS
Leonard B. Stein	119 Brookview Drive, Jacksonville, N.C.

9. The names and addresses of all of the incorporators are:

NAME	ADDRESS
John D. Warlick, Jr.	313 New Bridge St., Jacksonville, N.C.

Harold L. Waters	313 New Bridge St., Jacksonville, N.C.

Glenn L. Hooper, Jr.	313 New Bridge St., Jacksonville, N.C.

IN TESTIMONY WHEREOF, we have hereunto set our hands, this the 17th day of November, 1969.

/s/ John D. Warlick, Jr.

/s/ Harold L. Waters

/s/ Glenn L. Hooper, Jr.

NORTH CAROLINA:

ONSLOW COUNTY:

THIS IS TO CERTIFY, that on the 17th day of November, 1969, before me, a Notary Public, personally appeared John D. Warlick, Jr., Harold L. Waters and Glenn L. Hooper, Jr., who I am

satisfied are the persons named in and who executed the foregoing Articles of Incorporation, and I having first made known to them the contents thereof, they did each acknowledge that they signed and delivered the same as their voluntary act and deed for the uses and purposes therein expressed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal, this the 17th day of November, 1969.

/s/ Illegible
Notary Public

My commission expires: April 4, 1971

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF MERGER

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 30th day of March, 1999.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER

FOREIGN AND DOMESTIC BUSINESS CORPORATION

Pursuant to Sections 55-11-05 and 55-11-07 of the General Statutes of North Carolina, the undersigned corporation does hereby submit the following Articles of Merger as the surviving corporation in a merger between a domestic business corporation and one or more foreign business corporations.

1.	The name of the surviving corporation is Target Tire & Automotive Corporation, a corporation organized under the laws of North Carolina; the name of the merged corporation is Target Tire & Automotive Corporation of Columbia, a corporation organized under the laws of South Carolina.

2.	Attached is a copy of the Plan of Merger and Reorganization that was duly approved in the manner prescribed by law by each of the corporations participating in the merger.

3.	With respect to the surviving corporation (check either a or b, as applicable):

a.	☒ Shareholder approval was not required for the merger.

b.	☐ Shareholder approval was required for the merger and the plan of merger was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4.	With respect to the merger corporation (check either a or b, as applicable):

a.	☒ Shareholder approval was not required for the merger.

b.	☐ Shareholder approval was required for the merger, and the plan of merger was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5.	The merger is permitted by the law of the state or country of incorporation or organization of each foreign entity which is a party.

6.	Each foreign entity which is a party has complied or shall comply with the applicable laws of its state or country of incorporation or organization.

7.	These articles will be effective on March 31, 1999 at 11:59 p.m.

This is the 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION

By:	/s/ Howard M. Stein
Howard M. Stein, President

PLAN OF MERGER AND REORGANIZATION

OF

TARGET TIRE & AUTOMOTIVE

CORPORATION OF COLUMBIA

INTO

TARGET TIRE & AUTOMOTIVE CORPORATION

I.	The following Plan of Merger and Reorganization (the “Plan”) was duly approved by the Board of Directors of each of the undersigned corporation in the manner prescribed by law:

A.	CORPORATIONS PARTICIPATING IN MERGER.

Target Tire & Automotive Corporation of Columbia, a South Carolina corporation (the “Disappearing Corporation”), and Target Tire & Automotive Corporation, a North Carolina corporation (the “Surviving Corporation”), propose to merge (the “Merging Corporations”) in accordance with the terms of this Plan.

B.	NAME OF SURVIVING CORPORATION.

After the merger, the Surviving Corporation will continue to have the name “Target Tire & Automotive Corporation.”

C.	MERGER.

Pursuant to the terms and conditions of this Plan, the Disappearing Corporation will merge into the Surviving Corporation. At the effective time of the merger (the “Effective Time”), the corporate existence of the Disappearing Corporation will cease, and the corporate existence of the Surviving Corporation will continue. The Effective Time shall be 11:59 P.M. on March 31, 1999.

D.	CONVERSION AND EXCHANGE OF SHARES.

At the Effective Time, the outstanding shares of the Merging Corporations will be converted and exchanged as follows:

1.	Surviving Corporation. The outstanding shares of the Surviving Corporation will not be converted or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

2.	Disappearing Corporation. Each outstanding share of the Disappearing Corporation shall be canceled.

E.	AMENDMENTS TO CHARTER.

The charter of the Surviving Corporation shall not be amended as a result of the merger.

F.	TAX PROVISIONS

The parties intend the merger under this Plan shall be a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

II.	At the time of the approval of the foregoing Plan by the Board of Directors of each of the undersigned corporations, the Surviving Corporation was the owner of all outstanding shares of the Disappearing Corporation. The foregoing Plan does not provide for the issuance of any shares by the Surviving Corporation.

IN WITNESS WHEREOF, this Plan is signed by the President and Secretary or Assistant Secretary of each of the Merging Corporations this 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION a North Carolina corporation

By:	/s/ Howard M. Stein
Howard M. Stein, President

By:	/s/ Leonard B. Stein
Leonard B. Stein, Assistant Secretary

TARGET TIRE & AUTOMOTIVE CORPORATION OF COLUMBIA a South Carolina corporation

By:	/s/ Leonard B. Stein
Leonard B. Stein, President

By:	/s/ Howard M. Stein
Howard M. Stein, Secretary

WAIVER OF MAILING

Target Tire & Automotive Corporation, a North Carolina corporation (“Target Tire”) is the sole shareholder of Target Tire & Automotive Corporation of Columbia, a South Carolina corporation (“Target Columbia”). Target Tire and Target Columbia propose to merge pursuant to the terms of that certain Plan of Merger and Reorganization, executed as of the 26th day of March, 1999. As sole shareholder, Target Tire hereby waives its right to receive by mail a copy of the Plan pursuant to Section 55-11-04 of the North Carolina Business Corporations Act and Section 33-11-104 of the South Carolina Code.

IN WITNESS WHEREOF, Target Tire has executed this Waiver this 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION a North Carolina corporation

By:	/s/ Howard M. Stein
Howard M. Stein, President

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF MERGER

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 18th day of December, 2001.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

SOSID: 0008084 Date Filed: 12/18/2001 4:16 PM Effective: 12/31/2001 Elaine F. Marshall North Carolina Secretary of State

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER

Pursuant to §55-11-05 and 55-11-07 of the General Statutes of North Carolina, the undersigned corporation as the surviving corporation in a merger hereby submits the following Articles of Merger.

1.	The name of the surviving or acquiring corporation is Target Tire, Inc., a corporation organized under the laws of North Carolina; the name of the merged corporation is Harris Tire Wholesale, Inc., a corporation organized under the laws of Virginia.

2.	Attached is a copy of the Plan of Merger and Reorganization that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger.

3.	With respect to the surviving corporation (check either a or b, whichever is applicable):

a.	☒ Shareholder approval was not required for the merger or share exchange;

b.	☐ Shareholder approval was required for the merger or share exchange.

Shareholder approval for the plan of merger was obtained as required by Chapter 55 of the North Carolina General Statutes.

4.	With respect to the merged corporation (check either a or b, whichever is applicable):

a.	☒ Shareholder approval was not required for the merger or share exchange;

b.	☐ Shareholder approval was required for the merger or share exchange.

Shareholder approval for the plan of merger was obtained as required by Chapter 55 of the North Carolina General Statutes.

5.	These articles will be effective on December 31, 2001 at 11:59 p.m.

This the 14th day of December, 2001.

TARGET TIRE, INC.

By:	/s/ Howard M. Stein
Howard M. Stein, President

PLAN OF MERGER AND REORGANIZATION

OF

HARRIS TIRE WHOLESALE, INC.

INTO

TARGET TIRE, INC.

I.	The following Plan of Merger and Reorganization (the “Plan”) was duly approved by the Board of Directors of each of the Merging Corporations (defined below) in the manner prescribed by law:

A.	CORPORATIONS PARTICIPATING IN MERGER.

Harris Tire Wholesale, Inc., a Virginia corporation (the “Disappearing Corporation”), and Target Tire, Inc., a North Carolina corporation (the “Surviving Corporation”), propose to merge (the “Merging Corporations”) in accordance with the terms of this Plan.

B.	NAME OF SURVIVING CORPORATION.

After the merger, the Surviving Corporation will continue to have the name “Target Tire, Inc.”

C.	MERGER.

Pursuant to the terms and conditions of this Plan, the Disappearing Corporation will merge into the Surviving Corporation. At the effective time of the merger (the “Effective Time”), the corporate existence of the Disappearing Corporation will cease, and the corporate existence of the Surviving Corporation will continue. The Effective Time shall be 11:59 P.M., Eastern Standard Time, on December 31, 2001.

D.	CONVERSION AND EXCHANGE OF SHARES.

At the Effective Time, the outstanding shares of the Merging Corporations will be converted and exchanged as follows:

1.	Surviving Corporation. The outstanding shares of the Surviving Corporation will not be converted or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

2.	Disappearing Corporation. Each outstanding share of the Disappearing Corporation shall be canceled, with no consideration paid therefor.

E.	AMENDMENTS TO ARTICLES OF INCORPORATION.

The articles of incorporation of the Surviving Corporation shall not be amended as a result of the merger.

II.	At the time of the approval of the foregoing Plan by the Board of Directors of each of the Merging Corporations in the manner prescribed by law, the Surviving Corporation was the owner of all the issued outstanding shares of the Disappearing Corporation. The foregoing Plan does not provide the issuance of any shares by the Surviving Corporation.

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F . MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF MERGER

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 20th day August, 1979

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

NORTH CAROLINA:

ONSLOW COUNTY:

ARTICLES OF MERGER OF DOMESTIC CORPORATIONS

INTO

AVALON-TARGET TIRE AND AUTOMOTIVE CORPORATION

The undersigned corporations hereby execute these Articles of Merger for the purpose of merging into one of such corporations:

1. The attached Plan of Merger was duly approved by the shareholders of each of the undersigned corporations in the manner prescribed by law:

Avalon Tire and Automotive Corp.

Target Tire and Automotive Corporation

The said Plan of Merger is attached to these Articles of Merger and is hereby incorporated by reference as though fully herein set out.

2. As to each of the undersigned corporations, all of the outstanding shares of the common stock for each of said corporations was voted in favor of the attached Plan of Merger, there being 27,500 shares of common stock of Avalon Tire and Automotive Corp. outstanding and 300 shares of common stock of Target Tire and Automotive Corporation outstanding. There were no dissenting votes and no other class of stock has heretofore been issued by each of the undersigned corporations.

IN WITNESS WHEREOF, these Articles of Merger are signed by the President and Secretary of each corporation this the 1st day of October, 1977, all by authority of each of said corporations’ Board of Directors duly given.

AVALON TIRE AND AUTOMOTIVE CORP.

	By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

TARGET TIRE AND AUTOMOTIVE CORPORATION

	By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977, before me, O. Ward Lanier, a Notary Public, personally came Leonard B. Stein and Ruth S. Stein, who, being duly sworn, says that he is President of Avalon Tire and Automotive Corp./ and she is the Secretary thereof and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation, and that the facts therein contained are true.

Witness my hand and notarial seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: April 17, 1980

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977, before me, O. Ward Lanier, a Notary Public, personally came Leonard B. Stein and Ruth S. Stein, who, being duly sworn, says that he is President of Target Tire and Automotive Corporation/ and she is the Secretary thereof and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation, and that the facts therein contained are true.

Witness my hand and notarial seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: April 17, 1980

NORTH CAROLINA:

ONSLOW COUNTY:

PLAN OF MERGER

THIS PLAN OF MERGER, made as of the 1st day of October, 1977, by TARGET TIRE AND AUTOMOTIVE CORPORATION and AVALON TIRE AND AUTOMOTIVE CORP.

W I T N E S S E T H:

THAT WHEREAS, the parties to this Plan of Merger have heretofore been operated as independent and separate corporations; and,

WHEREAS, the respective Boards of Directors of each of said corporations are desirous of effecting a statutory merger whereby Target Tire and Automotive Corporation shall be merged into and consolidated with Avalon Tire and Automotive Corp., which corporation is to be known after the effective date of said merger is Avalon-Target Tire and Automotive Corporation; and,

WHEREAS, the respective Boards of Directors of each of said corporations have agreed upon the following Plan of Merger.

NOW, THEREFORE, for and in consideration of the sum of Ten ($10) Dollars and other valuable consideration, Target Tire and Automotive Corporation and Avalon Tire and Automotive Corp. hereby agree on the following Plan of Merger:

1. That the name of the corporation proposing to merge is Target Tire and Automotive Corporation, hereinafter referred to as the “Merging Company”.

2. The name of the corporation into which the Merging Company proposes to merge is Avalon Tire and Automotive Corp., hereinafter referred to as the “Surviving Company”, which company shall be the surviving corporation.

3. The name of the Surviving Company shall be Avalon-Target Tire and Automotive Corporation.

4. Pursuant to the terms and conditions of this plan, the Merging Company shall be merged into the Surviving Company. Upon the merger of the Merging Company into the Surviving Company, the corporate existence of the Merging Company shall cease and the corporate existence of the Surviving Company shall continue. The time at which the merger becomes effective is hereinafter referred to as the “Effective Date”, said date being the date as of the date of this agreement.

5. Upon the merger becoming effective, the outstanding shares of the corporations participating in the merger shall be converted and exchanged as follows:

(a) The shares of the Surviving Company outstanding on the Effective Date shall not be converted nor altered in any manner as a result of the merger and shall remain outstanding as shares of the Surviving Company.

(b) Each outstanding share of the Merging Company shall be converted into and exchanged for one share of Avalon-Target Tire and Automotive Corporation herein referred to as the Surviving Company in such a manner so that no shares of the Surviving Company shall be issued or exchanged or otherwise used in connection with the merger except as herein set out.

(c) No fractional shares of the Surviving Company will be issued; but any shareholder of the Merging Company who would otherwise be entitled to receive a fractional share shall be given an additional whole share of the Surviving Company if he would be entitled to five-tenths (.5) or more of a fractional share; any shareholder of the Merging Company who would receive less than five - tenths (.5) of a fractional share shall not receive any consideration for its fractional interest.

(d) Each holder of a certificate or certificates representing outstanding shares of a Merging Company shall surrender the same to the Company on or before the effective date; and the Merging Company shall thereupon deliver said certificate or certificates to the Surviving Company. Each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of the Surviving Company to which he is entitled under this plan.

6. The Charter of the Surviving Company will be amended by appropriate action of its respective officers and Board of Directors so that the legal name of said Surviving Company shall be Avalon-Target Tire and Automotive Corporation.

IN WITNESS WHEREOF, this Plan of Merger has been executed by the President and Secretary of the respective corporate parties hereto as of the effective date.

TARGET TIRE AND AUTOMOTIVE CORPORATION

	By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

AVALON TIRE AND AUTOMOTIVE CORP.

	By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977, before me, O. Ward Lanier, a Notary Public, personally came Leonard B. Stein, who, being duly sworn says that he is President of Target Tire and Automotive Corporation and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation.

Witness my hand and notarial seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: April 17, 1980

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977, before me, O. Ward Lanier, a Notary Public, personally came Leonard B. Stein, who, being duly sworn, says that he is President of Avalon Tire and Automotive Corp. and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation.

Witness my hand and notarial seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: April 17, 1980

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF MERGER

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 30th day of March, 1999.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER

FOREIGN AND DOMESTIC BUSINESS CORPORATION

Pursuant to Sections 55-11-05 and 55-11-07 of the General Statutes of North Carolina, the undersigned corporation does hereby submit the following Articles of Merger as the surviving corporation in a merger between a domestic business corporation and one or more foreign business corporations.

1.	The name of the surviving corporation is Target Tire & Automotive Corporation, a corporation organized under the laws of North Carolina; the name of the merged corporation is Target Tire & Automotive Corporation of Charleston, a corporation organized under the laws of South Carolina.

2.	Attached is a copy of the Plan of Merger and Reorganization that was duly approved in the manner prescribed by law by each of the corporations participating in the merger.

3.	With respect to the surviving corporation (check either a or b, as applicable):

a. ☒ Shareholder approval was not required for the merger.

b. ☐ Shareholder approval was required for the merger and the plan of merger was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

4.	With respect to the merged corporation (check either a or b, as applicable):

a. ☒ Shareholder approval was not required for the merger.

b. ☐ Shareholder approval was required for the merger, and the plan of merger was approved by the shareholders as required by Chapter 55 of the North Carolina General Statutes.

5.	The merger is permitted by the law of the state or country of incorporation or organization of each foreign entity which is a party.

6.	Each foreign entity which is a party has complied or shall comply with the applicable laws of its state or country of incorporation or organization.

7.	These articles will be effective on March 31, 1999 at 11:59 p.m.

This is the 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION

By:	/s/ Howard M. Stein
Howard M. Stein, President

PLAN OF MERGER AND REORGANIZATION

OF

TARGET TIRE & AUTOMOTIVE

CORPORATION OF CHARLESTON

INTO

TARGET TIRE & AUTOMOTIVE CORPORATION

I.	The following Plan of Merger and Reorganization (the “Plan”) was duly approved by the Board of Directors of each of the undersigned corporations in the manner prescribed by law:

A.	CORPORATIONS PARTICIPATING IN MERGER.

Target Tire & Automotive Corporation of Charleston, a South Carolina corporation (the “Disappearing Corporation”), and Target Tire & Automotive Corporation, a North Carolina corporation (the “Surviving Corporation”), propose to merge (the “Merging Corporations”) in accordance with the terms of this Plan.

B.	NAME OF SURVIVING CORPORATION.

After the merger, the Surviving Corporation will continue to have the name “Target Tire & Automotive Corporation.”

C.	MERGER.

Pursuant to the terms and conditions of this Plan, the Disappearing Corporation will merge into the Surviving Corporation. At the effective time of the merger (the “Effective Time”), the corporate existence of the Disappearing Corporation will cease, and the corporate existence of the Surviving Corporation will continue. The Effective Time shall be 11:59 P.M. on March 31, 1999.

D.	CONVERSION AND EXCHANGE OF SHARES.

At the Effective Time, the outstanding shares of the Merging Corporations will be converted and exchanged as follows:

1.	Surviving Corporation. The outstanding shares of the Surviving Corporation will not be converted or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

2.	Disappearing Corporation. Each outstanding share of the Disappearing Corporation shall be canceled.

E.	AMENDMENTS TO CHARTER.

The charter of the Surviving Corporation shall not be amended as a result of the merger.

F.	TAX PROVISIONS

The parties intend the merger under this Plan shall be a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

II.	At the time of the approval of the foregoing Plan by the Board of Directors of each of the undersigned corporations, the Surviving Corporation was the owner of all the outstanding shares of the Disappearing Corporation. The foregoing Plan does not provide for the issuance of any shares by the Surviving Corporation.

IN WITNESS WHEREOF, this Plan is signed by the President and Secretary or Assistant Secretary of each of the Merging Corporations this 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION a North Carolina corporation

By:	/s/ Howard M. Stein
Howard M. Stein, President

By:	/s/ Leonard B. Stein
Leonard B. Stein, Assistant Secretary

TARGET TIRE & AUTOMOTIVE CORPORATION OF CHARLESTON a South Carolina corporation

By:	/s/ Leonard B. Stein
Leonard B. Stein, President

By:	/s/ Howard M. Stein
Howard M. Stein, Secretary

WAIVER OF MAILING

Target Tire & Automotive Corporation, a North Carolina corporation (“Target Tire”) is the sole shareholder of Target Tire & Automotive Corporation of Charleston, a South Carolina corporation (“Target Charleston”). Target Tire and Target Charleston propose to merge pursuant to the terms of that certain Plan of Merger and Reorganization, executed as of the 26th day of March, 1999. As sole shareholder, Target Tire hereby waives its right to receive by mail a copy of the Plan pursuant to Section 55-11-04 of the North Carolina Business Corporations Act and Section 33-11-104 of the South Carlina Code.

IN WITNESS WHEREOF, Target Tire has executed this Waiver this 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION a North Carolina corporation

By:	/s/ Howard M. Stein
Howard M. Stein, President

NORTH CAROLINA

Department of the Secretary of State

To all whom these present shall come, Greeting:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 1st day of April, 1999.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

State of North Carolina

Department of the Secretary of State

ARTICLES OF AMENDMENT

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purposes of amending its Articles of Incorporation:

1.	The name of the corporation is Target Tire & Automotive Corporation.

2.	The text of each amendment adopted is as follows:

Article I of the Company’s Articles of Incorporation shall be deleted in its entirety and the following new Article I substituted therefor:

“I.	The name of the corporation is Target Tire, Inc.”

3.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows: N/A

4.	The date of adoption of each amendment was as follows: 26 February 1999

5.	(Check either a, b, c, or d, whichever is applicable)

a.☐	The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.

b.☐	The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.

c.☐	The amendment(s) was (were) duly adopted by the board of directors without shareholder approval as shareholder approval was not required.

d.☒	The amendment was approved by shareholder action. Shareholder approval for the Articles of Amendment were obtained as required by Chapter 55 of the North Carolina General Statutes.

6.	These articles will be effective upon filing.

This the 26th day of February, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION

By:	/s/ Howard M. Stein
Howard M. Stein, President

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 20th day of August, 1979

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

NORTH CAROLINA:

ONSLOW COUNTY:

ARTICLES OF MERGED OF DOMESTIC CORPORATIONS

INTO

AVALON-TARGET TIRE AND AUTOMOTIVE CORPORATION

The undersigned corporations hereby execute these Articles of Merger for the purpose of merging into one of such corporations:

1. The attached Plan of Merger was duly approved by the shareholders of each of the undersigned corporations in the manner prescribed by law:

Avalon Tire and Automotive Corp.

Target Tire and Automotive Corporation

The said Plan of Merger is attached to these Articles of Merger and is hereby incorporated by reference as though fully herein set out.

2. As to each of the undersigned corporations, all of the outstanding shares of the common stock for each of said corporations was voted in favor of the attached Plan of Merger, there being 27,500 shares of common stock of Avalon Tire and Automotive Corp. outstanding and 300 shares of common stock of Target Tire and Automotive Corporation outstanding. There were no dissenting votes and no other class of stock has heretofore been issued by each of the undersigned corporations.

IN WITNESS WHEREOF, these Articles of Merger are signed by the President and Secretary of each corporation this the 1st day of October, 1977, all by authority of each, of said corporations’ Board of Directors duly given.

AVALON TIRE AND AUTOMOTIVE CORP.

By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

TARGET TIRE AND AUTOMOTIVE CORPORATION

By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977 before me, O. Ward Lanier, a Notary Public, personally came Leonard B. Stein and Ruth S. Stein, who, being duly sworn, says that he is President of Avalon Tire and Automotive Corp. and she is the Secretary thereof and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation, and that the facts therein contained are true.

Witness my hand and notarial; seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: April 17, 1980

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977, before me, O. Ward Lanier, a Notary Public, Personally came Leonard B. Stein and Ruth S. Stein, who, being duly sworn says that he is President of Target Tire and Automotive Corporation and she is the Secretary thereof and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation, and that facts therein contained are true.

Witness my hand and notarial seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: April 17, 1980

NORTH CAROLINA:

ONSLOW COUNTY:

PLAN OF MERGER

THIS PLAN OF MERGER, made as of the 1st day of October, 1977, by TARGET TIRE AND AUTOMOTIVE CORPORATION and AVALON TIRE AND AUTOMOTIVE CORP.

W I T N E S S E T H:

THAT WHEREAS, the parties to this Plan of Merger have heretofore been operated as independent and separate corporations; and,

WHEREAS, the respective Boards of Directors of each of said corporation are desirous of effecting a statutory merger whereby Target Tire and Automotive Corporation shall be merged into and consolidated with Avalon Tire and Automotive Corp., which corporation is to be known after the effective date of said merger is Avalon-Target Tire and Automotive Corporation: and,

WHEREAS, the respective Boards of Directors of each of said corporation have agreed upon the following Plan of Merger.

NOW, THEREFORE, for and in consideration of the sum of Ten ($10) Dollars and other valuable consideration, Target Tire and Automotive Corporation and Avalon Tire and Automotive Corp. hereby agree on the following Plan of Merger:

1. That the name of the corporation proposing to merge is Target Tire and Automotive Corporation, hereinafter referred to as the “Merging Company”.

2. The name of the corporation into which the Merging Company proposes to merge is Avalon Tire and Automotive Corp., hereinafter referred to as the “Surviving Company”, which company shall be the surviving corporation.

3. The name of the Surviving Company shall be Avalon-Target Tire and Automotive Corporation.

4. Pursuant to the terms and conditions of this plan, the Merging Company shall be merged into the Surviving Company. Upon the merger of the Merging Company into the Surviving Company, the corporate existence of the Merging Company shall cease and the corporate existence of the Surviving Company shall continue. The time at which the merger become effective is hereinafter referred to as the “Effective Date”, said date being the date as of the date of this agreement.

5. Upon the merger becoming effective, the outstanding shares of the corporations participating in the merger shall be converted and exchanged as follows:

(a) The shares of the Surviving Company outstanding on the Effective Date shall not be converted nor altered in any manner as a result of the merger and shall remain outstanding as shares of the Surviving Company.

(b) Each outstanding share of the Merging Company shall be converted into and exchanged for one share of Avalon-Target Tire and Automotive Corporation herein referred to as the Surviving Company in such a manner so that no shares of the Surviving Company shall be issued or exchanged or otherwise used in connection with the merger except as herein set out.

(c) No fractional shares of the Surviving Company will be issued; but any shareholder of the Merging Company who would otherwise be entitled to receive a fractional share shall be given an additional whole share of the Surviving Company if he would be entitled to five-tenths (.5) or more of a fractional shares any shareholder of the Merging Company who would receive less than five-tenths (.5) of a fractional share shall not receive any consideration for its fractional interest.

(d) Each holder of a certificate or certificates representing outstanding shares of a Merging Company shall surrender the same to that company on or before the effective date; and the Merging Company shall thereupon deliver said certificate or certificates to the Surviving Company. Each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of the Surviving Company to which he is entitled under this plan.

6. The Charter of the Surviving Company will be amended by appropriate action of its respective officers and Board of Directors so that the legal name of said Surviving Company shall be Avalon-Target Tire and Automotive Corporation.

IN WITNESS WHEREOF, this Plan of Merger has been executed by the President and Secretary of the respective corporate parties hereto as of the effective date.

TARGET TIRE AND AUTOMOTIVE CORPORATION

By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

AVALON TIRE AND AUTOMOTIVE CORP.

By:	/s/ Leonard B. Stein
President

ATTEST:

/s/ Ruth S. Stein
Secretary

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977, before me, O. Ward Lanier, a Notary Public, personally came Leonard B. Stein, who, being duly sworn, says that he is President of Target Tire and Automotive Corporation and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation.

Witness my hand and notarial seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: 17, 1980

NORTH CAROLINA:

ONSLOW COUNTY:

This 1st day of October, 1977, before me, O. Ward Lanier, a Notary Public, personally came Leonard B. Stein, who, being duly sworn, says that he is President of Avalon Tire and Automotive Corp. and that the seal affixed to the foregoing instrument in writing is the corporate seal of the said corporation, and that said writing was signed and sealed by him in behalf of the said corporation by its authority duly given and the said Leonard B. Stein acknowledged the said writing to be the act and deed of said corporation.

Witness my hand and notarial seal, this the 1st day of October, 1977.

/s/ O. Ward Lanier
Notary Public

My Commission Expires: 17, 1980

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 27th day of June, 1984.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

ARTICLES OF AMENDMENT

TO THE CHARTER OF

AVALON-TARGET TIRE AND AUTOMOTIVE CORPORATION

The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its Articles of Incorporation:

1. The name of the corporation is Avalon-Target Tire and Automotive Corporation.

2. The following amendment to the Charter of the corporation was adopted by its shareholders on the 10th day of May, 1983, in the manner prescribed by law:

The name of the corporation shall be changed to:

“Target Tire & Automotive Corporation”

3. The number of shares of the corporation outstanding at the time of such adoption was 27,653; and the number of shares entitled to vote thereon was 27,653.

4. The number of shares voted for such amendment was 27,653; and the number of shares voted against such amendment was zero.

5. The amendment herein effected does not give rise to dissenter’s rights to payment for the reason that the only effect of such amendment is to change the name of the corporation.

IN WITNESS WHEREOF, these Articles of Amendment are signed by the President and Secretary of the corporation this 10th day of May, 1983.

AVALON-TARGET TIRE AND AUTOMOTIVE CORPORATION

By:	/s/ Leonard B. Stein
Leonard B. Stein, President

By:	/s/ Howard M. Stein
Howard M. Stein, Secretary

NORTH CAROLINA:

ONSLOW COUNTY:

I, _____________ B. Dash, a Notary Public in and for said County and State, do hereby certify that on this 10th day of May, 1983, personally appeared before me Leonard B. Stein and Howard M. Stein, each of whom, being by me first duly sworn, deposes and says that he signed the foregoing Articles of Amendment in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.

Witness my hand and notarial seal this 10th day of May, 1983.

/s/ Illegible
Notary Public

My Commission Expires: 1-11-88

NORTH CAROLINA

Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the state of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF MERGER

OF

TARGET TIRE, INC.

the original of which was filed in this office on the 30th day of March, 1999.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 4th day of March, 2005

/s/ Elaine F. Marshall
Secretary of State

State of North Carolina

Department of the Secretary of State

ARTICLES OF MERGER

Pursuant to §55-11-05 of the General Statutes of North Carolina, the undersigned corporation is the surviving corporation in a merger hereby submits the following Articles of Merger.

1.	The name of the surviving or acquiring corporation is Target Tire & Automotive Corporation, a corporation organized under the laws of North Carolina; the name of the merged corporation is Target Tire and Automotive Corporation of Atlanta, a corporation organized under the laws of North Carolina.

2.	Attached is a copy of the Plan of Merger and Reorganization that was duly adopted in the manner prescribed by law by the board of directors of each of the corporations participating in the merger.

3.	With respect to the surviving corporation (check either a or b, whichever is applicable):

a.	☒ Shareholder approval was not required for the merger or share exchange;

b.	☐ Shareholder approval was required for the merger or share exchange.
Shareholder approval for the plan of merger was obtained as required by Chapter 55 of the North Carolina General Statutes.

4.	With respect to the merged corporation (check either a or b, whichever is applicable):

a.	☒ Shareholder approval was not required for the merger or share exchange;

b.	☐ Shareholder approval was required for the merger or share exchange.
Shareholder approval for the plan of merger was obtained as required by Chapter 55 of the North Carolina General Statutes.

5.	These articles will be effective on March 31, 1999 at 11:59 p.m.

This the 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION

By:	/s/ Howard M. Stein
Howard M. Stein, President

PLAN OF MERGER AND REORGANIZATION

OF

TARGET TIRE AND AUTOMOTIVE

CORPORATION OF ATLANTA

INTO

TARGET TIRE & AUTOMOTIVE CORPORATION

I.	The following Plan of Merger and Reorganization (the “Plan”) was duly approved by the Board of Directors of each of the undersigned corporations in the manner prescribed by law:

A.	CORPORATIONS PARTICIPATING IN MERGER.

Target Tire and Automotive Corporation of Atlanta, a North Carolina corporation (the “Disappearing Corporation”), and Target Tire & Automotive Corporation, a North Carolina corporation (the “Surviving Corporation”), propose to merge (the “Merging Corporations”) in accordance with the terms of this Plan.

B.	NAME OF SURVIVING CORPORATION.

After the merger, the Surviving Corporation will continue to have the name “Target Tire & Automotive Corporation.”

C.	MERGER.

Pursuant to the terms and conditions of this Plan, the Disappearing Corporation will merge into the Surviving Corporation. At the effective time of the merger (the “Effective Time”), the corporate existence of the Disappearing Corporation will cease, and the corporate existence of the Surviving Corporation will continue. The Effective Time shall be 11:59 P.M. on March 31, 1999.

D.	CONVERSION AND EXCHANGE OF SHARES.

At the Effective Time, the outstanding shares of the Merging Corporations will be converted and exchanged as follows:

1.	Surviving Corporation. The outstanding shares of the Surviving Corporation will not be converted or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

2.	Disappearing Corporation. Each outstanding share of the Disappearing Corporation shall be canceled.

E.	AMENDMENTS TO CHARTER.

The charter of the Surviving Corporation shall not be amended as a result of the merger.

F.	TAX PROVISIONS

The parties intend the merger under this Plan shall be a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

II.	At the time of the approval of the foregoing Plan by the Board of Directors of each of the undersigned corporations, the Surviving Corporation was the owner of all the outstanding shares of the Disappearing Corporation. The foregoing Plan does not provide the issuance of any shares by the Surviving Corporation.

IN WITNESS WHEREOF, this Plan is signed by the President and Secretary or Assistant Secretary of each of the Merging Corporation this 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION a North Carolina corporation

By:	/s/ Howard M. Stein
Howard M. Stein, President

By:	/s/ Leonard B. Stein
Leonard B. Stein, Assistant Secretary

TARGET TIRE AND AUTOMOTIVE CORPORATION OF ATLANTA a North Carolina corporation

By:	/s/ Howard M. Stein
Howard M. Stein, President

By:	/s/ Leonard B. Stein
Leonard B. Stein, Assistant Secretary

WAIVER OF MAILING

Target Tire & Automotive Corporation, a North Carolina corporation (“Target Tire”) is the sole shareholder of Target Tire and Automotive Corporation of Atlanta, a North Carolina corporation (“ Target Atlanta”). Target Tire and Target Atlanta propose to merge pursuant to the terms of that certain Plan of Merger and Reorganization, executed as of the 26th day of March, 1999. As sole shareholder, Target Tire hereby waives its right to receive by mail a copy of the Plan pursuant to Section 55-11-04 of the North Carolina Business Corporations Act.

IN WITNESS WHEREOF, Target Tire has executed this Waiver this 26th day of March, 1999.

TARGET TIRE & AUTOMOTIVE CORPORATION a North Carolina corporation

By:	/s/ Howard M. Stein
Howard M. Stein, President